EXHIBIT 10(c)25

BASE SALARIES OF NAMED EXECUTIVE OFFICERS

GEORGIA POWER COMPANY

Effective as of January 1, 2010, the following are the annual base salaries of the current Chief Executive Officer and Chief Financial Officer of Georgia Power Company and certain other current or former executive officers of Georgia Power Company who served as such during 2009.

Michael D. Garrett                                                                                         $695,402
President and Chief Executive Officer
Ronnie R. Labrato                                                                                         $285,206
Executive Vice President, Chief Financial
Officer and Treasurer
Mickey A. Brown                                                                                          $372,335
Executive Vice President
Joseph A. Miller                                                                                            $299,106
Executive Vice President
Douglas E. Jones                                                                                          $315,366
Senior Vice President
*Cliff S. Thrasher                                                                                          $296,484
Executive Vice President, Chief Financial Officer
and Treasurer

*     Mr. Thrasher retired effective April 1, 2009.  This is his annual base salary prior to his retirement.